IVY FUNDS

Supplement dated October 7, 2010

to the

Ivy Funds Statement of Additional Information dated July 30, 2010

The following is added to the end of the first paragraph of the “Compensation to Broker-Dealers and Other Financial Intermediaries” section on page 94 of the Ivy Funds statement of additional information:

For certain clients of non-affiliated third-party broker-dealers and under certain circumstances, IFDI will pay the full Class C distribution and service fee to such broker-dealers beginning immediately after purchase in lieu of paying the up-front compensation described above of 1.00% of net assets invested.

The following replaces the first paragraph of the “Exchanges for Shares of Other Funds or Shares of Funds within Waddell & Reed InvestEd Portfolios or Waddell & Reed Advisors Funds — Converting Shares” section on page 124 of the Ivy Funds statement of additional information:

If you hold Class A, Class C or Class Y shares and are eligible to purchase Class I shares, as described in the section entitled “Class I shares” in the Prospectus, you may be eligible to convert your Class A, Class C or Class Y shares to Class I shares of the same Fund, subject to the discretion of IFDI to permit or reject such a conversion. Please contact Client Services directly to request a conversion.